UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2014

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Financial information of Vector Group Ltd. (the “Company”) has been included as Exhibit 99.1 to this Current Report on Form 8-K. The financial information includes Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows, which are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The pro-forma non-GAAP financial results are presented assuming the Company’s acquisition of its additional 20.59% interest in Douglas Elliman Realty, LLC, and the related purchase accounting adjustments, occurred prior to January 1, 2011. Pro-forma Consolidated Adjusted EDITDA, Pro-forma Segment Adjusted EBITDA and Pro-forma Free Cash Flows also include adjustments for litigation settlement and judgment expenses in the Company’s tobacco business, a one-time charge in 2013 related to the extinguishment of the Company’s 11% Senior Secured Notes due 2015, non-cash interest items associated with the Company’s convertible debt, stock-based compensation expense and other non-recurring charges.

The Company believes that Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes these measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows as measures to review and assess operating performance of the Company’s business. While management considers Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as revenue, operating income, net income and cash flows from operations. In addition, Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows are susceptible to varying calculations and the Company’s measurement of Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows may not be comparable to those of other companies. The attached Exhibit 99.1 provides a reconciliation of Pro-forma Adjusted Revenues, Pro-forma Consolidated Adjusted EBITDA, Pro-forma Segment Adjusted EBITDA, and Pro-forma Free Cash Flows to the most comparable GAAP financial measure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Financial Information of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

	By:	/s/ J. Bryant Kirkland III
Date: March 18, 2014		J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer